UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – August 30, 2016

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 30, 2016, the following agreements were entered into by Extended Stay America, Inc. (the “Corporation”) and/or ESH Hospitality, Inc. (“ESH REIT” and, together with the Corporation, the “Company”), as indicated below:

(1)	Credit Agreement, dated as of August 30, 2016, among the Corporation, as borrower, the lenders from time to time party thereto and Deutsche Bank AG New York Branch, as Administrative Agent (“Deutsche Bank” or the “Agent”), (the “Corporation Revolving Credit Facility”);

(2)	Credit Agreement, dated as of August 30, 2016, among ESH REIT, as borrower, the guarantors party thereto from time to time, Deutsche Bank, as Administrative Agent, Collateral Agent and L/C Issuer, and the other lenders party thereto from time to time (the “ESH REIT Credit Facilities”); and

(3)	Credit Agreement, dated as of August 30, 2016, among ESH REIT, as borrower, the guarantors party thereto from time to time and the Corporation, as lender (the “Unsecured Credit Facility” and, together with the Corporation Revolving Credit Facility and ESH REIT Credit Facilities, the “New Credit Facilities”).

Corporation Revolving Credit Facility

The Corporation Revolving Credit Facility consists of a new $50 million revolving credit facility.

Maturity. The Corporation Revolving Credit Facility matures on August 30, 2021.

Guarantees. Obligations of the Corporation are guaranteed by certain material domestic subsidiaries of the Corporation subject to customary exceptions (the “ESA Guarantors”).

Security. Obligations under the Corporation Revolving Credit Facility are primarily secured, subject to certain exceptions, by a first-priority security interest in substantially all of the assets of the Corporation and the ESA Guarantors.

Interest Rates and Fees. Loans under the Corporation Revolving Credit Facility will bear interest at a rate equal to:

•	LIBOR plus 3.00%; or

•	base rate (determined by reference to the highest of (1) the prime lending rate, (2) the overnight federal funds rate plus 0.50% or (3) the one-month adjusted LIBOR rate plus 1.00%) plus 2.00%.

In addition to paying interest on outstanding principal under the Corporation Revolving Credit Facility, the Corporation is required to pay a fee in respect of unutilized commitments. If 50% or more of the facility is drawn, the fee is 0.175% times the amount of unutilized commitments, and if less than 50% of the facility is drawn, such fee is 0.35% times the amount of unutilized commitments. The Corporation is also required to pay customary letter of credit fees and agency fees.

Financial Covenant. So long as the commitments under the Corporation Revolving Credit Facility remain in effect, any letter of credit remains outstanding or any loan or other amount is owing to any lender or the Agent under the Corporation Revolving Credit Facility, the Corporation Revolving Credit Facility requires that the Consolidated Leverage Ratio, as defined in the Credit Agreement, calculated as of the end of such fiscal quarter, be less than or equal to 8.75 to 1.00. The Corporation Revolving Credit Facility is also subject to a springing financial covenant whereby the senior loan-to-value ratio may not exceed 45% when the aggregate principal amount of loans and letters of credit under the ESH REIT Revolving Credit Facility (excluding up to $30 million of letters of credit) is equal to or less than 25% of the aggregate principal amount of the ESH REIT Revolving Credit Facility on the applicable fiscal quarter end date.

Restrictive Covenants and Other Matters. The Corporation Revolving Credit Facility contains other restrictive covenants (in each case, subject to exclusions) that limit, among other things, the ability of the Corporation and certain of its subsidiaries to:

•	create, incur, assume or suffer to exist, any liens,

•	create, incur, assume or permit to exist, directly or indirectly, any additional indebtedness,

•	consolidate, merge, amalgamate, liquidate, wind up or dissolve themselves,

•	convey, sell, lease, license, assign, transfer or otherwise dispose of all or substantially all of their assets,

•	make certain restricted payments,

•	amend, modify or terminate certain material operating leases and management agreements;

•	amend or otherwise alter the terms of documents related to certain subordinated indebtedness, and

•	enter into transactions with affiliates.

The Corporation Revolving Credit Facility contains certain customary representations and warranties, affirmative covenants and events of default, including, among other things, payment defaults, breach of representations and warranties, covenant defaults, cross-defaults to certain indebtedness, certain events of bankruptcy, certain events under ERISA, judgment defaults, actual or asserted failure of any guaranty or security document supporting the Corporation Revolving Credit Facility ceases to be in force and effect and change of control, as well as a cross-default to certain material operating leases. If such an event of default occurs, the Agent under the Corporation Revolving Credit Facility is entitled to take various actions, including all actions that a secured creditor is permitted to take following a default.

ESH REIT Credit Facilities

The ESH REIT Credit Facilities consist of a new $350 million revolving credit facility (the “ESH REIT Revolving Credit Facility”) and a new senior secured term loan facility (the “Term Facility”), under which ESH REIT borrowed $1,300 million at closing (the “Term Loans”).

Accordion. Subject to certain conditions, the principal amount of the ESH REIT Credit Facilities may be increased from time to time up to an amount of up to (x) $600 million plus (y) additional amounts so long as, after giving effect to the incurrence of such incremental facility and the application of proceeds thereof, the pro-forma loan-to-value ratio is less than or equal to 45%.

Maturity. The Term Facility matures on August 30, 2023. The ESH REIT Revolving Credit Facility matures on August 30, 2021.

Guarantees. Obligations of ESH REIT are guaranteed by certain material domestic subsidiaries of ESH REIT (other than those owning real property) subject to customary exceptions (the “ESH REIT Guarantors”).

Security. Obligations under the ESH REIT Credit Facilities are primarily secured, subject to certain exceptions (including an exception for real property), by a first-priority security interest in substantially all of the assets of ESH REIT and the ESH REIT Guarantors.

Interest Rates and Fees.

Loans under the Term Facility will bear interest at a rate equal to:

•	LIBOR (subject to a floor of 0.75%) plus a percentage per annum which is applicable at such time by reference to the Rating Level Period (as defined in the Credit Agreement): or

•	base rate (determined by reference to the highest of (1) the prime lending rate, (2) the overnight federal funds rate plus 0.50% or (3) the one-month adjusted LIBOR rate (subject to a floor of 0.75%) plus 1.00%) plus a percentage per annum which is applicable at such time by reference to the Rating Level Period.

The spread will range from 2.75% to 3.00% (for LIBOR loans) and 1.75% to 2.00% (for base rate loans) that will vary depending on the corporate family credit rating of ESH REIT.

Loans under the ESH REIT Revolving Credit Facility will bear interest at a rate equal to:

•	LIBOR plus a percentage per annum which is applicable at such time by reference to the total net leverage ratio as set forth in the pricing schedule below; or

•	base rate (determined by reference to the highest of (1) the prime lending rate, (2) the overnight federal funds rate plus 0.50% or (3) the one-month adjusted LIBOR rate plus 1.00%) plus a percentage per annum which is applicable at such time by reference to the total net leverage ratio as set forth in the pricing schedule below.

Total Net Leverage Ratio	Eurocurrency Rate	Base Rate
≤ 3.00:1.00	2.25%	1.25%
> 3.00:1.00 and ≤ 3.50:1.00	2.50%	1.50%
> 3.50:1.00	2.75%	1.75%

In addition to paying interest on outstanding principal under the ESH REIT Revolving Credit Facility, ESH REIT is required to pay a fee in respect of unutilized commitments. If 50% or more of the facility is drawn, the fee is 0.175% times the amount of unutilized commitments, and if less than 50% of the facility is drawn, such fee is 0.35% times the amount of unutilized commitments. ESH REIT is also required to pay customary letter of credit fees and agency fees.

Voluntary Prepayment. ESH REIT will have the option to voluntarily prepay outstanding loans at any time upon three business days’ prior written notice (for LIBOR loans) or on one business day’s prior written notice (for base rate loans). In addition to customary “breakage” costs with respect to LIBOR loans, Term Loans prepaid, refinanced, substituted or replaced by indebtedness which has a lower all-in yield than the all-in yield under the Term Loans prior to the date that falls six months after the closing date (other than as a result of a change of control, significant acquisition or other transformative transaction) shall be subject to a prepayment premium in an amount equal to 1.00% of the aggregate principal amount of the Term Loans so prepaid, refinanced, substituted or replaced.

Financial Covenant. The ESH REIT Revolving Credit Facility is subject to a springing financial covenant whereby the senior loan-to-value ratio may not exceed 45% when the aggregate principal amount of loans and letters of credit under the ESH REIT Revolving Credit Facility (excluding up to $30 million of letters of credit) is equal to or less than 25% of the aggregate principal amount of the ESH REIT Revolving Credit Facility on the applicable fiscal quarter end date.

Restrictive Covenants and Other Matters. The ESH REIT Credit Facilities contain other restrictive covenants (in each case, subject to exclusions) that limit, among other things, the ability of ESH REIT and its restricted subsidiaries to:

•	create, incur, assume or suffer to exist, any liens,

•	create, incur, assume or permit to exist, directly or indirectly, any additional indebtedness,

•	consolidate, merge, amalgamate, liquidate, wind up or dissolve themselves,

•	convey, sell, lease, license, assign, transfer or otherwise dispose of their assets,

•	make certain restricted payments,

•	make certain investments,

•	amend, modify or terminate certain material operating leases and management agreements;

•	incur debt or other liabilities or create liens (including mortgages) on subsidiaries owning real property;

•	amend or otherwise alter the terms of documents related to certain subordinated indebtedness, and

•	enter into transactions with affiliates.

The ESH REIT Credit Facilities contain certain customary representations and warranties, affirmative covenants and events of default, including, among other things, payment defaults, breach of representations and warranties, covenant defaults, cross-defaults to certain indebtedness, certain events of bankruptcy, certain events under ERISA, judgment defaults, actual or asserted failure of any guaranty or security document supporting the ESH REIT Credit Facilities ceases to be in force and effect and change of control, as well as a cross-default to certain material operating leases and management agreements. If such an event of default occurs, the Agent under the ESH REIT Credit Facilities is entitled to take various actions, including the acceleration of amounts due under the ESH REIT Credit Facilities and all other actions that a secured creditor is permitted to take following a default.

Unsecured Credit Facility

The Unsecured Credit Facility consists of a new $75 million unsecured loan from the Corporation to ESH REIT.

Accordion. Subject to certain conditions, the principal amount of the Unsecured Credit Facility may be increased from time to time up to an amount that shall not exceed the greater of (x) $300 million and (y) an unlimited amount so long as the incremental loan-to-value ratio, determined on a pro-forma basis as of the last day of the most recently ended test period, as if any incremental loans available under such incremental commitments had been outstanding on the last day of such period, and, in each case, without netting the cash proceeds of any such incremental loans, does not exceed 5.0%.

Maturity. The Unsecured Credit Facility matures on August 30, 2023.

Guarantees. Obligations of ESH REIT are guaranteed by certain material domestic subsidiaries of ESH REIT (other than those owning real property) subject to customary exceptions.

Interest Rates and Fees. Loans under the Unsecured Credit Facility will bear interest at a rate equal to 5.00% per annum.

Voluntary Prepayment. ESH REIT will have the option to voluntarily repay outstanding loans at any time upon one business day’s prior written notice.

Restrictive Covenants and Other Matters. The Unsecured Credit Facility contains restrictive covenants (in each case, subject to exclusions) that limit, among other things, the ability of ESH REIT and its restricted subsidiaries to:

•	create, incur, assume or suffer to exist, any liens,

•	create, incur, assume or permit to exist, directly or indirectly, any additional indebtedness,

•	consolidate, merge, amalgamate, liquidate, wind up or dissolve themselves,

•	convey, sell, lease, license, assign, transfer or otherwise dispose of their assets,

•	make certain restricted payments,

•	make certain investments,

•	amend, modify or terminate certain material operating leases and management agreements;

•	incur debt or other liabilities or create liens (including mortgages) on subsidiaries owning real property;

•	amend or otherwise alter the terms of documents related to certain subordinated indebtedness, and

•	enter into transactions with affiliates.

The Unsecured Credit Facility contains certain customary representations and warranties, affirmative covenants and events of default, including, among other things, payment defaults, breach of representations and warranties, covenant defaults, cross-defaults to certain indebtedness, certain events of bankruptcy, certain events under ERISA, judgment defaults, actual or asserted failure of any guaranty document supporting the Unsecured Credit Facility ceases to be in force and effect and change of control, as well as a cross-default to certain material operating leases and management agreements. If such an event of default occurs, the Corporation is entitled to take various actions, including the acceleration of amounts due under the Unsecured Credit Facility and all other actions that a creditor is permitted to take following a default.

General

ESH REIT used the proceeds from the Term Loans, together with cash on hand, borrowings under the ESH REIT Revolving Credit Facility and $75 million of borrowings under the Unsecured Credit Facility, to repay all amounts outstanding under the Mortgage Loan (as defined below), the existing ESH REIT revolving credit facility (as defined below) and the existing Corporation revolving credit facility (as defined below), at which time each agreement was terminated, and to pay the related fees and expenses. Borrowings under the Corporation Revolving Credit Facility, the ESH REIT Revolving Credit Facility and the Unsecured Credit Facility may be used for ongoing working capital requirements and for general corporate purposes.

From time to time, in the ordinary course of their business, certain lenders under the Corporation Revolving Credit Facility and the ESH REIT Credit Facilities or their affiliates have provided, and may in the future provide, financial advisory and investment banking services to the Corporation and ESH REIT and their affiliates, for which they have received and may continue to receive customary fees and commissions.

The foregoing descriptions of the New Credit Facilities and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Corporation Revolving Credit Facility, the ESH REIT Credit Facility and the Unsecured Credit Facility, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report and are hereby incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

Concurrently with the consummation of the New Credit Facilities, the following agreements were terminated in accordance with their terms upon (i) prepayment in full, in the case of the Mortgage Loan, (ii) entry into the Corporation Revolving Credit Facility, in the case of the existing Corporation revolving credit facility, (iii) entry into the ESH REIT Credit Facilities, in the case of the existing ESH REIT revolving credit facility, and (iv) termination of the Mortgage Loan and/or existing ESH REIT revolving credit facility, as the case may be, in the case of the remaining agreements listed below:

(1)

Loan Agreement, dated as of November 30, 2012, as amended, by and among ESA P Portfolio L.L.C., ESA P Portfolio MD Borrower L.L.C., ESA Canada Properties Borrower L.L.C. and ESH/TN Properties L.L.C., as Borrowers, and ESA P Portfolio MD Trust, as Maryland Owner, ESA Canada Administrator L.L.C., as Signatory Trustee, ESA Canada Properties Trust, as Canadian Trust, ESA P Portfolio Operating Lessee Inc. and ESA Canada Operating Lessee Inc., collectively, as Operating Lessee, New ESA Canada Operating Lessee LLC and New ESA P Portfolio Operating Lessee

LLC, collectively, as Operating Lessee Holdco, and JPMorgan Chase Bank, National Association, German American Capital Corporation, Citigroup Global Markets Realty Corp., Bank of America, N.A. and Goldman Sachs Mortgage Company, collectively, as Lender (the “Mortgage Loan”);

(2)	Intercreditor Agreement, dated as of November 30, 2012, by and among the senior lenders named therein and the mezzanine lenders named therein;

(3)	Right of Contribution Agreement, dated as of November 11, 2013, among ESH REIT and the Corporation;

(4)	Credit Agreement, dated as of November 18, 2013, as amended, among the Corporation, as the Borrower, the several lenders from time to time parties thereto, Deutsche Bank, Goldman Sachs Lending Partners LLC, Citibank, N.A., Bank of America, N.A., Barclays Bank PLC, Morgan Stanley Senior Funding, Inc. and Macquarie Capital (USA) Inc., as Syndication Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “existing Corporation revolving credit facility”); and

(5)	Credit Agreement, dated as of November 18, 2013, as amended, among ESH REIT, as the Borrower, the several lenders from time to time parties thereto, Deutsche Bank, Goldman Sachs Lending Partners LLC, Citibank, N.A., Bank of America, N.A., Barclays Bank PLC, Morgan Stanley Senior Funding, Inc. and Macquarie Capital (USA) Inc., as Syndication Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “existing ESH REIT revolving credit facility”).

ESH REIT repaid all amounts outstanding under the Mortgage Loan with the net proceeds from the Term Loans, together with cash on hand and borrowings under the Unsecured Credit Facility, as described above under Item 1.01 above. No penalties were incurred by the Corporation or ESH REIT as a result of the termination of any of the foregoing agreements.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 above and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Credit Agreement, dated as of August 30, 2016, among Extended Stay America, Inc., as borrower, the lenders from time to time party thereto and Deutsche Bank AG New York Branch, as Administrative Agent.

10.2	Credit Agreement, dated as of August 30, 2016, among ESH Hospitality, Inc., as borrower, the guarantors party thereto from time to time, Deutsche Bank AG New York Branch, as Administrative Agent, Collateral Agent and L/C Issuer, and the other lenders party thereto from time to time.

10.3	Credit Agreement, dated as of August 30, 2016, among ESH Hospitality, Inc., as borrower, the guarantors party thereto from time to time and Extended Stay America, Inc., as lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: August 31, 2016	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

ESH HOSPITALITY, INC.

Date: August 31, 2016	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Credit Agreement, dated as of August 30, 2016, among Extended Stay America, Inc., as borrower, the lenders from time to time party thereto and Deutsche Bank AG New York Branch, as Administrative Agent.

10.2	Credit Agreement, dated as of August 30, 2016, among ESH Hospitality, Inc., as borrower, the guarantors party thereto from time to time, Deutsche Bank AG New York Branch, as Administrative Agent, Collateral Agent and L/C Issuer, and the other lenders party thereto from time to time.

10.3	Credit Agreement, dated as of August 30, 2016, among ESH Hospitality, Inc., as borrower, the guarantors party thereto from time to time and Extended Stay America, Inc., as lender.